FORM 8-K

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 5, 2002

Entrust Financial Services, Inc.
(Exact Name of Small Business Issuer as specified in its charter)

                                                 Colorado                                              0-23965                                                 84-1374481
                               (State or other jurisdiction                      (Commission File No.)                              (IRS Employer File Number)
                                         of incorporation)

6795 E. Tennessee Ave., 5th Floor, Denver, CO        80224
(Address of principal executive offices)                      (Zip Code)

(303) 322-6999
(Registrant's telephone number, including area code)

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Item 1. Changes in Control of Registrant.

Not Applicable

Item 2. Acquisition or Disposition of Assets.

Not Applicable

Item 3. Bankruptcy or Receivership.

Not Applicable

Item 4. Changes in Registrant’s Certifying Accountant.

Not Applicable

Item 5. Other Events.

On January 29, 2002, our shareholders approved a one-for-ten reverse split of our issued and outstanding common shares. The record date was February 1, 2002. Our name will remain the same. No change in the par value or number of authorized common shares will be made. A whole share will be issued to any shareholders entitled to a fractional share. The OTC Bulletin Board has assigned a new trading symbol to us: ENFN, effective with the start of trading on February 4, 2002. As of February 5, 2002 we had a total of 2,383,623 common shares issued and outstanding.

Item 6. Resignation of Registrant’s Directors.

Not Applicable

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

Not Applicable

Item 8. Change in Fiscal Year.

Not Applicable

Item 9. Regulation FD Disclosure.

Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                             Entrust Financial Services, Inc.

Date         February 5, 2002                                                               By: /s/ Scott Sax
                                                                                                                  Scott Sax, President